Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made as of November 1, 2010 by and among Churchill Downs Incorporated, a Kentucky corporation (the “Borrower”), the Guarantors, the financial institutions listed on the signature pages hereto as the “Lenders” referred to below and JPMorgan Chase Bank, N.A., as the agent (the “Agent”) and the collateral agent (the “Collateral Agent” and collectively with the Agent, the “Agents”) for the Lenders. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Second Amended and Restated Credit Agreement, dated as of December 22, 2009, by and among the Borrower, the Guarantors, the financial institutions from time to time parties thereto (the “Lenders”) and the Agent (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

WHEREAS, the Borrower has requested the Lenders to consent (such consent, the “Acquisition Consent”) to the Acquisition (the “Harlow’s Acquisition”) by the Borrower of Harlow’s Casino Resort & Hotel (the “Target”);

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Lenders and the Agents have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) The definitions of “Aggregate Commitment”, “Commitment Schedule” and “Excluded Subsidiaries” set forth in Section 1.1 of the Credit Agreement are amended and restated in their entirety as follows:

“ “Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as reduced or increased from time to time pursuant to the terms hereof. The Aggregate Commitment on the Amendment No. 1 Effective Date is Three Hundred and Seventy-Five Million and 00/100 Dollars ($375,000,000).”

“ “Commitment Schedule” means the Schedule identifying each Lender’s Commitment as of the Amendment No. 1 Effective Date attached hereto and identified as such.”

“ “Excluded Subsidiaries” means any Excluded Entity which is a Subsidiary of any of the Loan Parties. The Excluded Subsidiaries on the Amendment No. 1 Effective Date are: Tracknet, LLC, BRIS Data Corporation, TSN Data Corporation, CD ContentCo HC, LLC, a Delaware limited liability company, CD HRTV HC, LLC, a Delaware limited liability company and United Tote Company Canada.”

(b) The following definitions are added to Section 1.1 of the Credit agreement in their appropriate alphabetical order therein:

“ “Amendment No. 1 Effective Date” means November 1, 2010.”

“ “Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America.”

“ “First Tier Foreign Subsidiary” means each Foreign Subsidiary with respect to which any one or more of the Borrower or its Domestic Subsidiaries (other than a Domestic Subsidiary which is owned by a Foreign Subsidiary) directly owns or Controls more than 50% of such Foreign Subsidiary’s issued and outstanding Equity Interests.”

“ “Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.”

(c) Section 6.18 of the Credit Agreement is hereby amended to delete the reference therein to “$15,000,000” and to substitute “$20,000,000” therefor.

(d) Section 9.14 of the Credit Agreement is hereby amended to add the following sentence to the end of such Section:

“Notwithstanding anything in this Agreement to the contrary, no Subsidiary that is a Foreign Subsidiary (or a Domestic Subsidiary owned by a Foreign Subsidiary) shall be required to become a Guarantor hereunder or to otherwise comply with the requirements of this Section 9.14 to the extent such Subsidiary acting as a Guarantor would create adverse tax consequences for the Borrower, provided, that unless the Collateral Agent determines that such pledge would not, in light of the cost and expense associated therewith, provide material credit support for the benefit of the Lenders pursuant to legally valid, binding and enforceable pledge agreements, each First Tier Foreign Subsidiary shall be required (by such time as is requested by the Collateral Agent) to have 65% of its ownership interests pledged by the Loan Party which holds the ownership interest in such First Tier Foreign Subsidiary.”

(e) The Commitments of certain of the Lenders (the “Increasing Lenders”) are hereby increased as set forth in the Commitment Schedule on Annex A attached hereto. Accordingly, the Commitment Schedule attached to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 3(a) below (unless such compensation is waived by such Lender in its sole discretion), in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement

(f) The Pricing Schedule attached to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex B.

2. Consent. Subject to the satisfaction of the conditions set forth in Section 3 below, the Required Lenders hereby grant the Acquisition Consent so long as (A) the purchase price payable by the Borrower and its Subsidiaries in connection with the Harlow’s Acquisition does not exceed $140,000,000

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plus any amount paid by the Borrower on the date the Harlow’s Acquisition is closed as a working capital adjustment, (B) the Harlow’s Acquisition is consummated no later than March 31, 2011, (C) the Borrower and its Subsidiaries comply with the requirements of Section 9.14 of the Credit Agreement with respect to the Harlow’s Acquisition and (D) the Borrower delivers to the Agent, on or no more than 5 Business Days prior to the consummation of the Harlow’s Acquisition, an Acquisition Compliance Certificate in the form of Exhibit M to the Credit Agreement (the “Harlow’s Acquisition Certificate”), demonstrating pro forma compliance with those provisions of the Credit Agreement identified in Section 6.13(g) of the Credit Agreement at the time of, and immediately after giving effect to, the consummation of the Harlow’s Acquisition.

3. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, (a) the Agent shall have administered the reallocation of the Aggregate Outstanding Credit Exposure on the Amendment No. 1 Effective Date ratably among the Lenders after giving effect to the increase in the Aggregate Commitment set forth in Section 1, (b) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Guarantors and each Lender, (ii) such opinions, instruments and documents as are reasonably requested by the Agent and (iii) for the account of each Increasing Lender, an amendment fee in an amount equal to 0.30% of the amount of the increase in such Lender’s Commitment pursuant to this Amendment and (c) the Borrower shall have paid all of the fees of the Agents and their Affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Agents) in connection with this Amendment and the other Loan Documents.

4. Representations and Warranties of the Loan Parties. The Loan Parties jointly and severally hereby represent and warrant as follows:

(a) Each Loan Party has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by each Loan Party of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper corporate proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

5. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) Each Loan Party, by its signature below, hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising

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under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms all of its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Agent (for itself and the Lenders) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE COMMONWEALTH OF KENTUCKY, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWER:

CHURCHILL DOWNS INCORPORATED

By:	/s/ William E. Mudd
Name:	William E. Mudd
Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:

CHURCHILL DOWNS MANAGEMENT COMPANY, LLC, as a Guarantor

By	/s/ William E. Mudd
Name: William E. Mudd
Title: Treasurer

CHURCHILL DOWNS INVESTMENT COMPANY, as a Guarantor

By	/s/ Rebecca C. Reed
Name: Rebecca C. Reed
Title: Secretary

CHURCHILL DOWNS SIMULCAST PRODUCTIONS, LLC, as a Guarantor

By	/s/ Rebecca C. Reed
Name: Rebecca C. Reed
Title: Secretary

CHARLSON INDUSTRIES, INC., as a Guarantor

By	/s/ Rebecca C. Reed
Name: Rebecca C. Reed
Title: Secretary

Signature Page to Amendment No. 1 to

Churchill Downs Incorporated et al Second Amended and Restated Credit Agreement

CALDER RACE COURSE, INC., as a Guarantor

By	/s/ William E. Mudd
Name: William E. Mudd
Title: Treasurer

TROPICAL PARK, INC., as a Guarantor

By	/s/ William E. Mudd
Name: William E. Mudd
Title: Treasurer

ARLINGTON PARK RACECOURSE, LLC, as a Guarantor

By	/s/ Rebecca C. Reed
Name: Rebecca C. Reed
Title: Secretary

ARLINGTON OTB CORP., as a Guarantor

By	/s/Rebecca C. Reed
Name: Rebecca C. Reed
Title: Treasurer

QUAD CITY DOWNS, INC., as a Guarantor

By	/s/ Rebecca C. Reed
Name: Rebecca C. Reed
Title: Treasurer

CHURCHILL DOWNS LOUISIANA HORSERACING COMPANY, L.L.C., as a Guarantor

By	/s/ Rebecca C. Reed
Name: Rebecca C. Reed
Title: Treasurer

CHURCHILL DOWNS LOUISIANA VIDEO POKER COMPANY, L.L.C., as a Guarantor

By	/s/ Rebecca C. Reed
Name: Rebecca C. Reed
Title: Secretary

Signature Page to Amendment No. 1 to

Churchill Downs Incorporated et al Second Amended and Restated Credit Agreement

VIDEO SERVICES, INC., as a Guarantor

By	/s/ Rebecca C. Reed
Name: Rebecca C. Reed
Title: Treasurer

CHURCHILL DOWNS TECHNOLOGY INITIATIVES COMPANY, as a Guarantor

By	/s/ Bradley K. Blackwell
Name: Bradley K. Blackwell
Title: Vice President

CHURCHILL DOWNS ENTERTAINMENT GROUP, LLC, as a Guarantor

By	/s/ Rebecca C. Reed
Name: Rebecca C. Reed
Title: Secretary

Signature Page to Amendment No. 1 to

Churchill Downs Incorporated et al Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender, as Agent and as Collateral Agent

By:	/s/ Timothy K. Boyle
Name:	Timothy K. Boyle
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Churchill Downs Incorporated et al Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Shelly B. Stephenson
Name:	Shelly B. Stephenson
Title:	Vice President

Signature Page to Amendment No. 1 to

Churchill Downs Incorporated et al Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joseph C. Hensley
Name:	Joseph C. Hensley
Title:	Vice President

Signature Page to Amendment No. 1 to

Churchill Downs Incorporated et al Second Amended and Restated Credit Agreement

FIFTH THIRD BANK,
as a Lender

By:	/s/ David O’Neal
Name:	David O’Neal
Title:	Vice President

Signature Page to Amendment No. 1 to

Churchill Downs Incorporated et al Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas P. Crockett
Name:	Thomas P. Crockett
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Churchill Downs Incorporated et al Second Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Johnny L. Perry
Name:	Johnny L. Perry
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Churchill Downs Incorporated et al Second Amended and Restated Credit Agreement

ANNEX A

COMMITMENT SCHEDULE

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$75,000,000

PNC BANK, NATIONAL ASSOCIATION	$75,000,000

U.S. BANK, NATIONAL ASSOCIATION	$60,000,000

FIFTH THIRD BANK	$55,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION	$55,000,000

BRANCH BANKING AND TRUST COMPANY	$55,000,000

AGGREGATE COMMITMENT	$375,000,000

ANNEX B

PRICING SCHEDULE

APPLICABLE MARGIN	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS	LEVEL VII STATUS
Eurodollar Rate	1.625%	1.875%	2.125%	2.375%	2.625%	2.875%	3.125%
Floating Rate	0.625%	0.875%	1.125%	1.375%	1.625%	1.875%	2.125%

APPLICABLE FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS	LEVEL VII STATUS
Commitment Fee	0.25%	0.30%	0.35%	0.40%	0.45%	0.45%	0.45%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than 1.00 to 1.00.

“Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is greater than or equal to 1.00 to 1.00 and less than 1.50 to 1.00.

“Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is greater than or equal to 1.50 to 1.00 and less than 2.00 to 1.00.

“Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Leverage Ratio is greater than or equal to 2.00 to 1.00 and less than 2.50 to 1.00.

“Level V Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) the Leverage Ratio is greater than or equal to 2.50 to 1.00 and less than 3.00 to 1.00.

“Level VI Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status and (ii) the Leverage Ratio is greater than or equal to 3.00 to 1.00 and less than 3.25 to 1.00.

“Level VII Status” exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status and Level VII Status.

If at any time the Borrower fails to deliver the Financials to the Agent on or before the date such statements or certificates are due, Level VII Status shall be deemed applicable for the period commencing five (5) business days after such required date of delivery and ending on the date which is five (5) business days after such statements or certificates are actually delivered, after which the Status shall be determined in accordance with the table above as applicable.

Except as otherwise provided in the paragraph below, adjustments, if any, to the Status then in effect shall be effective five (5) business days after the Agent has received the applicable financial statements and certificates (it being understood and agreed that each change in Status shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change).

Notwithstanding the foregoing, upon the date of delivery of the Harlow’s Acquisition Certificate, the Status set forth in the Harlow’s Acquisition Certificate shall be deemed to be applicable, and adjustments to the Status then in effect shall thereafter be effected in accordance with the preceding paragraphs.